United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08359

The Westport Funds

(Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880

(Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880

(Name and address of agent for service)

Registrant's telephone number, including area code: (888) 593-7878

Date of fiscal year end:     12/31

Date of reporting period:     06/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Westport Select Cap Fund
Westport Fund

Semi-Annual Report
June 30, 2008
(Unaudited)

Performance Results
THE WESTPORT FUNDS
Total Returns* - June 30, 2008

Fund or Index	Six Months	One Year	Five Years	Ten Years	Since Inception[i]

Westport Select Cap Fund - Class Rii	-1.54%	-7.77%	10.89%	11.10%	11.73%
Russell 2000® Indexiv	-9.37%	-16.19%	10.29%	5.53%	5.74%
Westport Fund - Class Riii	1.33%	2.61%	14.87%	11.74%	12.34%
Russell Midcap® Indexiv	-7.57%	-11.19%	13.07%	8.10%	8.61%

As set forth in the Funds’ prospectus dated May 1, 2008, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Cap Fund and the Westport Fund were 1.33% and 1.49%, respectively at December 31, 2007. Total Annual Fund Operating Expenses include shareholder servicing fees. During the fiscal year ended December 31, 2007, the Class R shares of the Westport Select Cap Fund and the Westport Fund paid shareholder servicing fees equal to 0.13% and 0.08%, respectively. Please see the Funds’ Financial Highlights on pages 19 & 21 for the actual Total Fund Operating Expenses paid for the six-month period ended June 30, 2008. Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class. Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the letter to shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month-end, please call 1-888-593-7878 or visit the Funds’ website at www.westportfunds.com.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
___________________________
[i]	The Class R shares of the Westport Select Cap Fund and the Westport Fund commenced operations on December 31, 1997.

ii
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 20.

iii
The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 22.

iv
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® (an index of the 1,000 largest companies in the Russell 3000® Index representing approximately 90% of the U.S. market). The Russell 2000® Index, representing approximately 10% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. market). You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

[v]
Lipper Multi-Cap Core Funds Category Average is an arithmetic average of the total return of all Multi-Cap Core Funds tracked by Lipper in a given time period. Lipper is an independent ranking organization for the mutual fund industry.

Letter to Shareholders	July 11, 2008

Dear Fellow Shareholder:

Liquidity issues arising from the unraveling of the subprime mortgage market dominated the financial markets in the second half of 2007. Since the beginning of 2008, it is credit issues that have affected the mortgage markets and, more broadly, the financial system. Between 2000 and 2005, house prices nationwide increased nearly 60 percent, far more than the rise in consumer income. Based on this experience, it became an “article of faith” for many consumers and lenders that house prices could only appreciate. A correction in housing prices started in August 2006 and the 18% decrease (as measured by the S&P/Case - Schiller 20-City Composite Index) is at the center of current credit problems, as housing is the largest asset for most U.S. households, totaling approximately $20 trillion and encumbered by $10 trillion of mortgage debt. In the last eleven months, the Federal Reserve took decisive action to support the financial system through a dramatic easing of monetary policy by reducing the fed funds rate from 5¼% to 2%, creating new vehicles for the delivery of liquidity and opening the discount window to investment banks. After the arranged acquisition of Bear Stearns Companies Inc. by JP Morgan Chase & Company, the equity markets rallied in April and May in the belief that the Fed’s efforts had stabilized the financial markets and financial intermediaries, and possibly contained the credit crisis. However, a 40% increase in the price of crude oil in the second quarter of 2008 to $140/barrel dashed that hope. The elevated crude oil price reduced consumers disposable income, increased costs for businesses, fed inflation fears and brought into question the ability of the Fed to maintain its supportive stance for the economy.

Despite the deterioration in the economy and the factors supporting financial markets, the Westport Select Cap Fund recorded only a small loss of 1.54% in the first half of 2008 which exceeded the return of its benchmark, the Russell 2000® Index, by a wide margin - nearly 8 percentage points. Since its inception 10 ½ years ago, the Fund’s annualized average return has exceeded that of its benchmark by 6 percentage points. The results for the first half of 2008 for the Westport Fund were also excellent. The total return for the Fund was 1.33% in the first half of the year versus a loss of 7.57% for its benchmark, the Russell Midcap® Index, an outperformance of nearly 9 percentage points. Looking at results for the 10 ½ years since inception, the Westport Fund’s average annual return has exceeded that of its benchmark by 3.7 percentage points. The Westport Fund is classified as a Multi-Cap Core Fund by Lipper, Inc., since its portfolio holdings include companies in all three capitalization categories - small, mid and large. The total return for the Westport Fund exceeded that of the Lipper Multi-Cap Core Funds Category Averagev by nearly 12 percentage points for the first half of 2008, and by more than 7 percentage points per year for the 10 year period ending June 30, 2008. As of June 30, 2008, Lipper ranked the Westport Select Cap Fund in the top quintile of 101 Mid-Cap Core Funds and the Westport Fund in the top 3% of 189 Multi-Cap Core Funds based on their respective 10 year total returns. Of course, these historic results do not guarantee future performance.

Outlook
As the United States financial system evolved, its complexity and leverage increased dramatically. The collateral supporting much of the system’s debt is either directly or indirectly tied to residential mortgages and housing. For the last two decades, structured finance (financial engineering) has created new products including derivatives for debt and mortgage markets that proved attractive to purchasers. The derivatives were customized to provide purchasers desirable expected returns at attractive levels of estimated risk and many of the derivatives facilitated an expansion of leverage. However, the architecture of this new system was stable only if the value of the collateral appreciated. Price declines in the housing market since mid 2006 have shown this vulnerability through the underestimation of the riskiness of derivatives and the toxicity of high leverage to lenders and intermediaries.

In August 2007, Federal Reserve Chairman Ben Bernanke estimated that the losses from defaulting mortgages, primarily subprime, would be approximately $100 billion. Since that time, the credit problem has spread to alt-A and prime mortgages as well as other liabilities, ending the credit boom. Banks and investment banks have written down or written off assets totaling $400 billion. Fortunately, the vast majority of banks and brokers that took write-downs and write-offs, so far have been able to obtain replacement capital, allowing their operations to continue without disrupting the economy. The Federal government also contributed to stability with income tax rebates and the prospect of legislation to revamp the Federal Housing Administration to support the residential housing market.

The Federal Reserve is concerned that credit market problems will slow the economy, leading to a spiral where the slowing economy causes credit market conditions to worsen which further slows the economy. Rising commodity prices, especially for crude oil, greatly complicate the Federal Reserve’s efforts to support the economy and resolve the credit crisis. Crude oil prices rose through the first quarter and accelerated in the second quarter, rising 40% to $140 per barrel at mid-year. The significantly higher price of crude oil is particularly disruptive to the economy as it acts like a tax increase on consumers in the short run, depressing economic growth and increasing the possibility of a downward spiral. Normally the Federal Reserve reacts to deflationary events by lowering short term interest rates thereby easing monetary policy. However, given the current economy, easing could lead to monetization of a portion of the price increase which would promote inflation. According to academic studies, a higher inflation rate depresses long term growth. At the last Federal Open Market Committee meeting, the Fed chose to move to the sideline, holding rates steady, balancing the risk of growth with that of higher inflation. The Fed’s strategy is to support economic growth and then tighten monetary policy before elevated food and energy prices leak through to core inflation.

The least damaging route to resolving the current situation would be a substantial drop in the price of oil, providing a de facto tax cut. Oil at $145 per barrel is promoting conservation. This should restrain the price of oil from advancing further and possibly lessen global demand enough for a price decline, even if demand growth in Asia is maintained. New natural gas production and reserves from shale formations in the United States, offer a longer term domestic economic replacement for oil as a transportation fuel. The primary obstacle to rapid implementation is the construction of a parallel distribution system for natural gas based fuel. A viable alternative to gasoline and diesel fuel would put downward pressure on their prices lessening inflation risk and the economic drag.

This is undoubtedly the most difficult economic environment in decades. Problems in credit markets and deleveraging of the financial system have placed the economy under stress. In addition, dramatic increase in the price of oil significantly elevates the economic stress level and complicates the efforts of the Federal government to support economic growth. The Federal Reserve is forecasting a continuation of economic growth in the second half of 2008 not dissimilar to that of the first half. Such growth will primarily reflect the impact of the Fed’s substantial monetary stimulus, its success in supplying liquidity to the financial and credit markets, the tax rebate payments, and continued growth in exports. While it is too early to judge the success of the Fed’s efforts, they provide a reason for optimism that the financial system can successfully deleverage without an economic contraction. As the Funds’ results indicate, our activities in the first half of the year met with some success. Positively navigating the second half of the year will be our challenge whether the Fed’s forecast is correct or proves to be too optimistic.

We would like thank our shareholders for their continued confidence.

Sincerely,

Edmund H. Nicklin, Jr.	Andrew J. Knuth

___________________________
Any opinions of the Portfolio Managers are intended as such and not as statements of fact requiring affirmations.

WESTPORT SELECT CAP FUND
PORTFOLIO SUMMARY
June 30, 2008

Portfolio Comments
Despite difficult market conditions the Westport Select Cap Fund’s portfolio holdings performed relatively well during the first six months of 2008. The Oil & Gas Producers industry group was the primary positive contributor accounting for one-half of the outperformance of the Fund against its benchmark, the Russell 2000® Index. Crude oil prices increased more than 40% in the first half of 2008 and natural gas prices rose 69% as cooler winter and spring weather combined with lower liquid natural gas (LNG) imports to reduce storage to the five year average level. With this supportive pricing backdrop, this industry group appreciated 40%, with only one holding, Energy Partners Ltd., appreciating less than 35%. The other industry group recording notable positive performance was Business Products & Services where five of the six holdings increased during the first six months of the year. Individual holdings that recorded excellent results during the period were Big Lots, Inc. (closeout retailer) up 95% and Universal Health Services, Inc. (acute care hospitals and behavioral care) up 24%. The Consumer Products & Services group saw a loss of approximately 1% in the period compared to a loss of 14.5 % for that group in the Russell 2000® Index. The performance of Big Lots, Inc. and Darden Restaurants, Inc. nearly overcame the drag from the other four members of this industry group. Relative weightings of this industry group at 12% of assets at the start of 2008 versus 18% in the Russell 2000® Index also benefited the Westport Select Cap Fund. Two portfolio companies received acquisition proposals: Trizetto Group, Inc. is being acquired by a private equity firm, Apax Partners, L.P., in conjunction with two of its customers; and insurance broker Hilb, Rogal & Hobbs Company is being acquired by fellow insurance broker, Willis Group Holdings, Inc.

As financial problems spread from liquidity to credit issues, regional banks were affected. The largest credit problem for regional banks such as those held in the Westport Select Cap Fund are commercial loans for real estate construction. Each of the Fund’s four bank holdings declined more than 70% in the first half of 2008. A weighting of less than 3% at the start of the year, limited the drag on portfolio performance to approximately 2 percentage points. Combining the banks and insurance brokers, the Fund’s weighting in financials was 9.25% at the beginning of the year compared to 13.7% for the Russell 2000® Index. Other individual positions that disappointed include Ruby Tuesday, Inc. (casual dining) and Saks, Inc. (luxury retailer) both down over 40%, reflecting continuing financial pressure on consumers. Precision Castparts Corp. (manufacturer of complex metal products) declined nearly 31% during the first half of the year on the concern that high aviation fuel prices would reduce orders for new commercial aircraft and continued delays in the launch of the Boeing 787 would reduce the company’s growth ratei.
___________________________
[i]
References to specific securities, sectors, and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Westport Select Cap Fund (WPSRX) - Portfolio Summary
Total Returnsi - June 30, 2008

Fund or Index	Six Months	One Year	Five Years	Ten Years	Since Inceptionii
Westport Select Cap Fund - Class R	-1.54%	-7.77%	10.89%	11.10%	11.73%
Russell 2000® Index	-9.37%	-16.19%	10.29%	5.53%	5.74%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month-end, please call 1-888-593-7878 or visit the Funds’ website at www.westportfunds.com.
___________________________
[i]
The table above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For total return and other information relating to Class I shares of the Westport Select Cap Fund, see the Financial Highlights on page 20.

ii	The Class R shares of the Westport Select Cap Fund commenced operations on December 31, 1997.

Representation of Portfolio Holdings
June 30, 2008 (Unaudited)

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	16.6
Oil & Gas Producers	13.8
Industrial Services	12.0
Consumer Products & Services	11.7
Business Products & Services	11.5
Health Care Products & Services	8.5
Insurance	6.2
Capital Goods	2.8
Publishing	2.0
Security Products & Services	1.4
Other Holdings	4.6
Cash & Cash Equivalents	8.9
Total	100.0

WESTPORT FUND
PORTFOLIO SUMMARY
June 30, 2008

Portfolio Comments
Equity market returns in the first half of 2008 were negative and the worst in many years based on the performance of the S&P 500® Index. Despite this difficult environment, the Westport Fund’s return was positive in the first half with a number of portfolio holdings contributing to performance. The Fund’s best performing industry group in the first half was Oil & Gas Producers. Stock prices of each of the five portfolio holdings in this group appreciated at least 15.4% during the period. The single best performing portfolio holding was Helmerich & Payne Inc. (land based driller) whose stock price returned nearly 80%. This performance was followed by EOG Resources, Inc. (oil and gas exploration), Forest Oil Corp. (oil and gas exploration), and Plains Exploration and Production Co. (oil and gas exploration) which provided stock price appreciations of 47%, 46% and 35%, respectively. Acquisition activity benefited two of the Fund’s holdings. ChoicePoint, Inc. (information databases) agreed to an all cash purchase by Reed Elsevier PLC. Also, United Technologies Corp. has indicated a willingness to acquire Diebold, Inc. (ATM’s and security systems) at a substantial premium. This acquisition is on hold pending updated financials from Diebold. An acquisition proposal is sometimes needed to remove undervaluation in the stock market - Diebold recorded the worst performance among all portfolio holdings in 2007. The other notable positive contributor was a new addition to the portfolio, FMC Corp. (chemicals and intermediates), whose stock price appreciated nearly 38%. Industry weightings had a very significant impact on the performance of the Westport Fund relative to its benchmark index, the Russell Midcap® Index, in the first half of 2008. Oil and Gas Producers added over 5 percentage points to the Fund’s performance in the period, reflecting price appreciation of the energy holdings and an approximate 22% portfolio weighting, nearly twice the weight in the Russell Midcap® Index.

Disappointing results were recorded by the Consumer Products & Services and Industrial Specialty Products industry groups. The former had little impact on overall portfolio performance as it was approximately 3% of portfolio assets. The Industrial Specialty Products group, at approximately 13%, did have a noticeable negative impact on portfolio performance. The largest negative contribution in this industry group was Precision Castparts Corp. (manufacturer of complex metal products), whose stock price depreciated approximately 31% in the first half of 2008 after recording the best performance in 2007 for a portfolio company. High prices for jet fuel and the launch delay for Boeing’s 787 raised concerns about the company’s growth rate. However, there have been no adjustments to either near or intermediate term backlogs from order cancellations. Other companies reporting disappointing performances were SunTrust Banks, Inc. (southeast regional bank) and International Rectifier Corp. (power and analog semiconductors), with the stock prices of both down approximately 43%. The US financial system has been hurt by liquidity issues and deepening problems in housing and credit markets. The Fund’s Regional Bank & Thrift industry group had negative but satisfactory performance in the period. Cullen/Frost Bankers, Inc. (Texas regional bank) and WSFS Financial Corp. (Delaware savings bank) both had excellent credit performance and consequently, respectable stock performance relative to other regional banks, losing 1.6% and 11.2% respectively, in the first half of the yeari.
___________________________
[i]
References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Westport Fund (WPFRX) - Portfolio Summary
Total Returnsi - June 30, 2008

Fund or Index	Six Months	One Year	Five Years	Ten Years	Since Inceptionii
Westport Fund - Class R	1.33%	2.61%	14.87%	11.74%	12.34%
Russell Midcap® Index	-7.57%	-11.19%	13.07%	8.10%	8.61%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month-end, please call 1-888-593-7878 or visit the Funds’ website at www.westportfunds.com.
___________________________
[i]
The table above represents the performance of the Class R shares only and reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would be lower. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 22.

ii	The Class R shares of the Westport Fund commenced operations on December 31, 1997.

Representation of Portfolio Holdings
June 30, 2008 (Unaudited)

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Oil & Gas Producers	22.6
Industrial Specialty Products	13.3
Business Products & Services	10.6
Chemicals	9.7
Health Care Products & Services	6.2
Medical Products & Services	5.6
Consumer Products & Services	3.1
Regional Banks & Thrifts	3.0
Capital Goods	2.3
Transportation	1.9
Other Holdings	8.2
Cash & Cash Equivalents	13.5
Total	100.0

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS
June 30, 2008 (Unaudited)

COMMON STOCKS— 91.2%	Shares	Market Value
Aircraft Maintenance & Services — 0.1%
AAR Corp.(a)	94,408	$1,277,340

Broadcasting/Cable TV/Advertising — 0.4%
Cox Radio, Inc. - Class A(a)	339,334	4,004,141
Emmis Communications Corp.(a)	154,153	388,466
		4,392,607
Business Products & Services — 11.5%
Arbitron, Inc.	677,753	32,193,268
CACI International, Inc. (a)	185,900	8,508,643
IMS Health, Inc.	539,598	12,572,633
Perot Systems Corp. - Class A(a)	925,000	13,884,250
Synopsys, Inc. (a)	1,063,892	25,437,658
TriZetto Group, Inc. (a)	1,014,863	21,697,771
		114,294,223
Capital Goods — 2.8%
Baldor Electric Company	804,002	28,123,990

Communications Equipment & Services — 0.5%
General Communication, Inc. - Class A(a)	739,450	5,080,022

Consumer Products & Services — 11.7%
Big Lots, Inc. (a)	1,313,056	41,019,869
Darden Restaurants, Inc.	734,200	23,450,348
Del Monte Foods Company	1,635,000	11,608,500
Orient Express Hotels Ltd. - Class A	579,100	25,156,104
Ruby Tuesday, Inc.	890,200	4,807,080
Saks, Inc. (a)	912,600	10,020,348
		116,062,249
Engineering & Consulting — 1.3%
KBR, Inc. (a)	375,586	13,111,707

Health Care Products & Services — 8.5%
CVS/Caremark Corp.	560,000	22,159,200
Universal Health Services, Inc. - Class B	985,200	62,284,344
		84,443,544
Industrial Services — 12.0%
DeVry, Inc.	1,275,000	68,365,500
ITT Educational Services, Inc. (a)	596,000	49,247,480
		117,612,980

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2008 (Unaudited)

COMMON STOCKS— 91.2% (Continued)	Shares	Market Value
Industrial Specialty Products — 16.6%
Charles River Laboratories International, Inc. (a)	701,300	$44,827,096
EMS Technologies, Inc. (a)	152,613	3,333,068
Fairchild Semiconductor Corp. (a)	350,000	4,105,500
Precision Castparts Corp.	642,500	61,917,724
QLogic Corp. (a)	678,209	9,895,069
Rogers Corp. (a)	164,800	6,194,832
Thermo Fisher Scientific, Inc. (a)	601,000	33,493,730
		163,767,019
Insurance — 6.2%
Arthur J. Gallagher & Company	503,600	12,136,760
Brown & Brown, Inc.	575,200	10,002,728
Hilb, Rogal & Hobbs Company	900,000	39,114,000
		61,253,488
Medical Products & Services — 0.5%
Kinetic Concepts, Inc. (a)	130,000	5,188,300

Oil & Gas Producers — 13.8%
Energy Partners Ltd. (a)	744,637	11,109,984
Forest Oil Corp. (a)	625,558	46,604,071
Plains Exploration & Production Company(a)	800,003	58,376,219
Stone Energy Corp. (a)	299,000	19,707,090
		135,797,364
Publishing — 2.0%
John Wiley & Sons, Inc.	439,054	19,770,602

Real Estate & Construction — 0.8%
The St. Joe Company	226,193	7,762,944

Regional Banks & Thrifts — 0.5%
BankUnited Financial Corp. - Class A	1,088,700	1,045,152
Downey Financial Corp.	120,000	332,400
Sterling Financial Corp.	275,000	1,138,500
The South Financial Group, Inc.	660,700	2,589,944
		5,105,996
Security Products & Services — 1.4%
Checkpoint Systems, Inc. (a)	686,600	14,336,208

Other — 0.6%		6,017,229

TOTAL COMMON STOCKS
(Cost $506,741,559)		$903,397,812

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2008 (Unaudited)

MONEY MARKETS — 6.9%	Shares	Market Value
Federated US Treasury Cash Reserve Fund	68,631,769	$68,631,769

TOTAL MONEY MARKETS
(Cost $68,631,769)		$68,631,769

U.S. GOVERNMENT TREASURY OBLIGATIONS — 2.0%	Par Value	Market Value
U.S. Treasury Bill, 2.170%, 12/11/08	$10,000,000	$9,904,830
U.S. Treasury Bill, 2.220%, 12/18/08	10,000,000	9,901,210

TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS
(Cost $19,769,913)		$19,806,040

TOTAL INVESTMENT SECURITIES — 100.1%
(Cost $595,178,241)		$991,835,621

LIABILIITES IN EXCESS OF OTHER ASSETS — (0.1)%		(1,041,986)

NET ASSETS — 100.0%		$990,793,635

(a) Non-income producing security.

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS
June 30, 2008 (Unaudited)

Common Stocks — 86.7%	Shares	Market Value
Broadcasting/Cable TV/Advertising — 1.6%
Cox Radio, Inc. - Class A(a)	94,000	$1,109,200
Interpublic Group of Companies, Inc.(a)	100,000	860,000
		1,969,200
Business Products & Services — 10.6%
CA, Inc.	140,000	3,232,600
CACI International, Inc.(a)	35,000	1,601,950
ChoicePoint, Inc.(a)	14,400	694,080
Diebold, Inc.	20,000	711,600
Parametric Technology Corp.(a)	48,000	800,160
Synopsys, Inc.(a)	252,500	6,037,275
		13,077,665
Capital Goods — 2.3%
Baldor Electric Company	82,500	2,885,850

Chemicals — 9.7%
Air Products and Chemicals, Inc.	26,500	2,619,790
FMC Corp.	60,000	4,646,400
Praxair, Inc.	50,000	4,712,000
		11,978,190
Consumer Products & Services — 3.1%
American Eagle Outfitters, Inc.	40,000	545,200
Del Monte Foods Company	140,000	994,000
Dr. Pepper Snapple Group, Inc.(a)	110,000	2,307,800
		3,847,000
Health Care Products & Services — 6.2%
CVS/Caremark Corp.	100,000	3,957,000
Laboratory Corporation of America Holdings(a)	52,500	3,655,575
		7,612,575
Industrial Specialty Products — 13.3%
Amphenol Corp.	77,500	3,478,200
FEI Company(a)	12,000	273,360
International Rectifier Corp.(a)	60,000	1,152,000
Pall Corp.	72,500	2,876,800
Precision Castparts Corp.	71,000	6,842,270
Texas Instruments, Inc.	65,064	1,832,202
		16,454,832
Insurance — 0.9%
Hilb, Rogal & Hobbs Company	25,400	1,103,884

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2008 (Unaudited)

Common Stocks — 86.7% (Continued)	Shares	Market Value
Medical Products & Services — 5.6%
Abbott Laboratories	55,000	$2,913,350
Genentech, Inc.(a)	40,000	3,036,000
Kinetic Concepts, Inc.(a)	25,000	997,750
		6,947,100
Oil & Gas Producers — 22.6%
Anadarko Petroleum Corp.	77,500	5,800,100
EOG Resources, Inc.	62,500	8,200,000
Forest Oil Corp.(a)	97,500	7,263,750
Plains Exploration & Production Company(a)	72,947	5,322,943
Stone Energy Corp.(a)	20,000	1,318,200
		27,904,993
Oil & Gas Services — 1.8%
Helmerich & Payne, Inc.	31,060	2,236,941

Regional Banks & Thrifts — 3.0%
Cullen/Frost Bankers, Inc.	30,000	1,495,500
SunTrust Banks, Inc.	19,000	688,180
WSFS Financial Corp.	35,382	1,578,037
		3,761,717
Transportation — 1.9%
FedEx Corp.	30,000	2,363,700

Other — 4.1%		5,048,288

TOTAL COMMON STOCKS
(Cost $86,820,473)		$107,191,935

MONEY MARKETS — 10.7%	Shares	Market Value

Federated US Treasury Cash Reserve Fund	13,189,026	$13,189,026

TOTAL MONEY MARKETS
(Cost $13,189,026)		$13,189,026

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2008 (Unaudited)

U.S. GOVERNMENT TREASURY OBLIGATIONS — 2.8%	Par Value	Market Value
U.S. Treasury Bill, 2.170%, 12/11/08	$1,000,000	$990,483
U.S. Treasury Bill, 2.220%, 12/18/08	2,500,000	2,475,303

TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS
(Cost $3,463,966)		$3,465,786

TOTAL INVESTMENT SECURITIES — 100.2%
(Cost $103,473,465)		$123,846,747

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(286,440)

NET ASSETS — 100.0%		$123,560,307

(a)  Non-income producing security.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2008 (Unaudited)

	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$595,178,241	$103,473,465
At market value (Note 2)	$991,835,621	$123,846,747
Dividends and interest receivable	431,347	36,870
Receivable for capital shares sold	948,260	952,234
Other assets	69,987	40,213
TOTAL ASSETS	993,285,215	124,876,064

LIABILITIES
Payable for capital shares redeemed	925,534	434,813
Payable for securities purchased	364,658	685,693
Payable to Adviser (Note 4)	840,354	88,700
Other accrued expenses and liabilities	361,034	106,551
TOTAL LIABILITIES	2,491,580	1,315,757

NET ASSETS	$990,793,635	$123,560,307

Net assets consist of:
Paid-in capital	$596,673,064	$103,219,681
Accumulated net investment income (loss)	(2,479,980)	(168,720)
Accumulated net realized gain (loss) from security transactions	(56,829)	136,064
Net unrealized appreciation on investments	396,657,380	20,373,282
Net assets	$990,793,635	$123,560,307

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$463,312,846	$106,711,259
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	20,183,859	4,987,824
Net asset value, offering price and redemption price per share (Note 2)	$22.95	$21.39

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$527,480,789	$16,849,048
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	22,487,035	790,525
Net asset value, offering price and redemption price per share (Note 2)	$23.46	$21.31

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2008 (Unaudited)

	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$2,281,677	$265,910
Interest	962,195	91,703
TOTAL INVESTMENT INCOME	3,243,872	357,613

EXPENSES
Investment advisory fees (Note 4)	4,670,857	352,597
Shareholder servicing fees, Class R (Note 4)	316,523	27,156
Transfer agent fees, Class R (Note 4)	257,876	27,108
Administration and accounting services fees (Note 4)	179,991	18,065
Transfer agent fees, Class I (Note 4)	74,072	1,393
Professional fees	54,350	46,150
Shareholder reporting costs	37,500	6,000
Compliance fees and expenses	23,608	8,893
Insurance expense	22,052	3,891
Custodian fees	16,025	2,575
Trustees’ fees and expenses	16,000	16,000
Registration fees, Class R	10,632	4,621
Registration fees, Class I	10,632	4,621
Other expenses	33,734	15,435
TOTAL EXPENSES	5,723,852	534,505

NET INVESTMENT INCOME (LOSS)	(2,479,980)	(176,892)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gains from security transactions	5,311	146,628
Net change in unrealized appreciation/depreciation on investments	(7,799,434)	586,906

NET REALIZED AND UNREALIZED GAINS/(LOSS) ON INVESTMENTS	(7,794,123)	733,534

NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$(10,274,103)	$556,642

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Westport Select Cap Fund		Westport Fund
	For the Period Ended June 30, 2008 (Unaudited)	For the Year Ended December 31, 2007	For the Period Ended June 30, 2008 (Unaudited)	For the Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income (loss)	$(2,479,980)	$5,483,418	$(176,892)	$114,227
Net realized gains from security transactions	5,311	98,951,342	146,628	1,879,027
Net realized gains from redemption in-kind	—	34,768,303	—	—
Net change in unrealized appreciation/depreciation on investments	(7,799,434)	(71,438,778)	586,906	4,718,423
Net increase in net assets from operations	(10,274,103)	67,764,285	556,642	6,711,677

DISTRIBUTIONS TO SHAREHOLDERS:
From investment income, Class R	—	(2,381,074)	—	(73,452)
From investment income, Class I	—	(3,094,200)	—	(32,603)
From realized gains, Class R	—	(46,603,875)	—	(1,345,721)
From realized gains, Class I	—	(52,347,505)	—	(533,306)
Decrease in net assets from distributions to shareholders	—	(104,426,654)	—	(1,985,082)

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	100,480,665	107,137,503	72,419,376	9,537,727
Reinvested Dividends	—	48,624,689	—	1,372,811
Payments for shares redeemed	(77,279,323)	(129,593,442)	(8,014,094)	(7,250,220)
Net increase (decrease) in net assets from Class R share transactions	23,201,342	26,168,750	64,405,282	3,660,318

CLASS I
Proceeds from shares sold	72,926,499	65,442,385	38,750	1,158,867
Reinvested Dividends	—	43,766,242	—	565,910
Payments for shares redeemed	(45,588,086)	(167,551,424)	—	(1,200)
Net increase (decrease) in net assets from Class I share transactions	27,338,413	(58,342,797)	38,750	1,723,577

Net increase (decrease) in net assets
from capital share transactions	50,539,755	(32,174,047)	64,444,032	5,383,895

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,265,652	(68,836,416)	65,000,674	10,110,490

NET ASSETS:
Beginning of period	950,527,983	1,019,364,399	58,559,633	48,449,143
End of period	$990,793,635	$950,527,983	$123,560,307	$58,559,633

ACCUMULATED NET INVESTMENT INCOME	$(2,479,980)	$8,106	$(168,720)	$8,172

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Six Months Ended June 30, 2008 (Unaudited)		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003

Net asset value at beginning of period	$23.31		$24.56	$24.16	$24.06	$21.79	$16.49

Income from investment operations:
Net investment income (loss)	(0.07)		0.11	0.01	(0.18)	(0.16)	(0.13)
Net realized and unrealized gains on investments	(0.29)		1.47	3.00	2.27	2.43	5.43
Total from investment operations	(0.36)		1.58	3.01	2.09	2.27	5.30

Less distributions:
From net investment income	—		(0.14)	(0.01)	—	—	—
From net realized gains	—		(2.69)	(2.59)	(1.99)	—	—
From return of capital	—		—	(0.01)	—	—	—
Total distributions	—		(2.83)	(2.61)	(1.99)	—	—

Net asset value at end of period	$22.95		$23.31	$24.56	$24.16	$24.06	$21.79

Total Return	(1.54	%)(A)	6.38%	12.41%	8.63%	10.42%	32.14%

Net assets at end of period (000’s)	$463,313		$444,327	$439,959	$440,811	$466,753	$456,641

Ratio of net expenses to average net assets	1.33	%)(B)	1.33%	1.32%	1.31%	1.35%	1.34%

Ratio of net investment income (loss) to average net assets	(0.63	%)(B)	0.41%	0.02%	(0.74%)	(0.70%)	(0.74%)

Portfolio turnover rate	0%	(A)	6%	7%	2%	9%	12%

(A)  Not Annualized

(B)  Annualized

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Six Months Ended June 30, 2008 (Unaudited)		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003
Net asset value at beginning of period	$23.80		$24.97	$24.52	$24.34	$21.99	$16.59

Income from investment operations:
Net investment loss	(0.05)		0.18	0.04	(0.12)	(0.12)	(0.09)
Net realized and unrealized gains (losses) on investments	(0.29)		1.50	3.07	2.29	2.47	5.49
Total from investment operations	(0.34)		1.68	3.11	2.17	2.35	5.40

Less distributions:
From net investment income	—		(0.16)	(0.04)	—	—	—
From net realized gains	—		(2.69)	(2.59)	(1.99)	—	—
From return of capital	—		—	(0.03)	—	—	—
Total distributions	—		(2.85)	(2.66)	(1.99)	—	—

Net asset value at end of period	$23.46		$23.80	$24.97	$24.52	$24.34	$21.99

Total Return	(1.43	%)(A)	6.68%	12.69%	8.86%	10.69%	32.55%

Net assets at end of period (000’s)	$527,481		$506,201	$579,405	$808,546	$883,635	$1,041,467

Ratio of net expenses to average net assets	1.13	%(B)	1.11%	1.09%	1.09%	1.09%	1.09%

Ratio of net investment income (loss) to average net assets	(0.44	%)(B)	0.62%	0.13%	(0.49%)	(0.44%)	(0.49%)

Portfolio turnover rate	0%	(A)	6%	7%	2%	9%	12%

(A)  Not Annualized

(B)  Annualized

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Six Months Ended June 30, 2008 (Unaudited)		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003
Net asset value at beginning of period	$21.11		$19.21	$18.87	$18.05	$15.64	$12.09

Income from investment operations:
Net investment income (loss)	(0.03)		0.04	(0.16)	(0.13)	(0.14)	(0.10)
Net realized and unrealized gains on investments	0.31		2.60	2.67	2.23	2.78	3.65
Total from investment operations	0.28		2.64	2.51	2.10	2.64	3.55

Less distributions:
From net investment income	—		(0.04)	—	—	—	—
From net realized gains	—		(0.70)	(2.17)	(1.28)	(0.23)	—
Total distributions	0.00		(0.74)	(2.17)	(1.28)	(0.23)

Net asset value at end of period	$21.39		$21.11	$19.21	$18.87	$18.05	$15.64

Total Return	1.33	%(A)	13.71%	13.27%	11.62%	16.85%	29.36%

Net assets at end of period (000’s)	$106,711		$41,975	$34,879	$51,843	$26,827	$25,570

Ratio of net expenses to average net assets	1.36	%(B)	1.49%	1.49%	1.45%	1.50%	1.50%

Ratio of gross expenses to average net assets(C)	1.36	%(B)	1.49%	1.49%	1.45%	1.83%	1.99%

Ratio of net investment income (loss) to average net assets	(0.45	%)(B)	0.21%	(0.67%)	(0.63%)	(0.82%)	(0.83%)

Portfolio turnover rate	1	%(A)	9%	1%	45%	30%	9%

(A)	Not Annualized

(B)	Annualized

(C)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Six Months Ended June 30, 2008 (Unaudited)		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003
Net asset value at beginning of period	$21.03		$19.14	$18.80	$17.98	$15.59	$12.05

Income from investment operations:
Net investment income (loss)	(0.04)		0.04	(0.10)	(0.13)	(0.10)	(0.11)
Net realized and unrealized gains on investments	0.32		2.59	2.61	2.23	2.72	3.65
Total from investment operations	0.28		2.63	2.51	2.10	2.62	3.54

Less distributions:
From net investment income	—		(0.04)	—	—	—	—
From net realized gains	—		(0.70)	(2.17)	(1.28)	(0.23)	—
Total distributions	0.00		(0.74)	(2.17)	(1.28)	(0.23)

Net asset value at end of period	$21.31		$21.03	$19.14	$18.80	$17.98	$15.59

Total Return	1.33	%(A)	13.73%	13.32%	11.67%	16.78%	29.38%

Net assets at end of period (000’s)	$16,849		$16,585	$13,570	$9,938	$9,862	$4,159

Ratio of net expenses to average net assets	1.34	%(B)	1.48%	1.45%	1.47%	1.50%	1.50%

Ratio of gross expenses to average net assets(C)	1.34	%(B)	1.48%	1.45%	1.47%	2.00%	2.42%

Ratio of net investment income (loss) to average net assets	(0.43	%)(B)	0.22%	(0.62%)	(0.71%)	(0.80%)	(0.83%)

Portfolio turnover rate	1	%(A)	9%	1%	45%	30%	9%

(A)	Not Annualized

(B)	Annualized

(C)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (Unaudited)

1.  Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Select Cap Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has market capitalization of $2 billion or less at the time of the Fund’s initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, the Adviser may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment objective by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range. The Westport Fund considers several factors as part of its analysis for determining value, primarily the potential for capital appreciation and secondarily current income. However, because the companies in which the Fund invests typically do not distribute a meaningful amount of their earnings as dividends, substantially greater emphasis is placed on the potential for capital appreciation than on current income.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.  Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation - The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds commenced complying with SFAS No. 157 in fiscal year 2008. SFAS No. 157 establishes a hierarchy that prioritizes the various inputs used in determining the value of a fund’s investments. The three broad levels of the hierarchy are described below:

•
Level 1 - quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 - significant observable inputs, including the fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2008:

Westport Select Cap Fund
Valuation Inputs	Investment in Securities		Other Financial Instruments*
Level 1 - Quoted Prices	$970,567,131
Level 2 - Other Significant Observable Inputs	21,268,490	#
Level 3 - Significant Unobservable Inputs	0
Total	$991,835,621

Westport Fund
Valuation Inputs	Investment in Securities		Other Financial Instruments*
Level 1 - Quoted Prices	$120,380,961
Level 2 - Other Significant Observable Inputs	3,465,786	#
Level 3 - Significant Unobservable Inputs	0
Total	$123,846,747

*
Other financial instruments are derivatives instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

#	Level 2 securities include U.S Treasury Bills valued at amortized cost.

Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 became effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Funds’ financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The tax character of distributions paid for the year ended December 31, 2007 is as follows:

	Westport Select Cap Fund	Westport Fund
	For the Year Ended Dec. 31, 2007	For the Year Ended Dec. 31, 2007
From ordinary income	$5,482,469	$106,055
From long-term capital gains	98,944,185	1,879,027
	$104,426,654	$1,985,082

The following information is computed on a tax basis for each item for the year ended December 31, 2007:

	Westport Select Cap Fund	Westport Fund
Gross unrealized appreciation	$424,158,488	$22,317,171
Gross unrealized depreciation	(19,763,814)	(2,541,359)
Net unrealized appreciation	$404,394,674	$19,775,812
Undistributed ordinary income	8,106	8,172
Total accumulated earnings	$404,402,780	$19,783,984
Federal income tax cost*	$548,127,250	$38,672,367

*
The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

The gross unrealized appreciation, gross unrealized depreciation and Federal income tax cost of the Funds’ portfolio investments as of June 30, 2008 are $443,454,004, $46,858,765 and $595,240,382 for the Westport Select Cap Fund and $27,220,392, $6,857,674, and $103,484,029 for the Westport Fund, respectively.

3.  Investment Transactions

For the period ended June 30, 2008, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $32,133,416 and $0, respectively, for the Westport Select Cap Fund, and $52,063,796 and $438,555, respectively, for the Westport Fund.

4.  Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of Westport Advisers, LLC (the “Adviser”).

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through December 31, 2008. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser for the six months ended June 30, 2008.

ADMINISTRATION & FUND ACCOUNTING AGREEMENT
Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) services include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in preparing and filing all federal income and excise tax filings; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the SEC related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and reimburses UMBFS for certain of its out-of-pocket expenses.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the period ended June 30, 2008, shareholder servicing fees of $316,523 and $27,156 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the period ended June 30, 2008, transfer agent servicing fees of $199,095 and $16,091 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

Under a transfer agent servicing agreement adopted by the Trust with respect to Class I shares of the Westport Select Cap Fund, pursuant to which the Trust receives certain services not otherwise provided by the Funds’ transfer agent, transfer agent servicing fees of $39,552 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund for the six months ended June 30, 2008.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC (“UMB Distribution”). Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares. UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS.

COMPLIANCE SERVICES
Under the terms of the Compliance Services Agreement between the Trust and IFS Financial Services, Inc., (“IFS”), IFS provides the Chief Compliance Officer (CCO) to the Funds. The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and its service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

5. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Period Ended June 30, 2008	For the Year Ended December 31, 2007	For the Period Ended June 30, 2008	For the Year Ended December 31, 2007
CLASS R
Shares sold	4,652,488	3,970,193	3,397,086	454,063
Shares reinvested	—	2,077,090	—	64,512
Shares redeemed	(3,527,143)	(4,899,047)	(397,348)	(345,993)
Net increase (decrease) in shares outstanding	1,125,345	1,148,236	2,999,738	172,582
Shares outstanding, beginning of period	19,058,514	17,910,278	1,988,086	1,815,504
Shares outstanding, end of period	20,183,859	19,058,514	4,987,824	1,988,086

CLASS I
Shares sold	3,224,384	2,382,373	1,949	52,983
Shares reinvested	—	1,831,224	—	26,694
Shares redeemed	(2,005,522)	(6,146,570)	—	(56)
Net increase (decrease) in shares outstanding	1,218,862	(1,932,973)	1,949	79,621
Shares outstanding, beginning of period	21,268,173	23,201,146	788,576	708,955
Shares outstanding, end of period	22,487,035	21,268,173	790,525	788,576

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE WESTPORT FUNDS
OTHER ITEMS
June 30, 2008 (Unaudited)

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the Securities and Exchange Commission (“Commission”) as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the Commission’s website at http://www.sec.gov; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2008 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the Commission’s website at http://www.sec.gov.

Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 through June 30, 2008).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2008” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During the Six Months Ended June 30, 2008	Net Expense Ratio Annualized June 30, 2008	Total Return Ended Six Months June 30, 2008
Westport Select Cap Fund
Class R	Actual	$1,000.00	$ 984.60	$6.56	1.33%	-1.54%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.39	$6.67	1.33%	1.84%
Class I	Actual	$1,000.00	$ 985.70	$5.59	1.13%	-1.43%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.37	$5.69	1.13%	1.94%
Westport Fund
Class R	Actual	$1,000.00	$1,013.30	$6.82	1.36%	1.33%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.23	$6.84	1.36%	1.82%
Class I	Actual	$1,000.00	$1,013.30	$6.72	1.34%	1.33%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,018.33	$6.74	1.34%	1.83%
*
Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by (# of days in most recent fiscal half-year divided by # of days in current fiscal year (182/366) to reflect the one-half year period.

The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

Board of Trustees
Raymond J. Armstrong
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
D. Bruce Smith, II

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

Item 2. Code of Ethics.

Not required in semiannual report filing.

Item 3. Audit Committee Financial Expert.

Not required in semiannual report filing.

Item 4. Principal Accountant Fees and Services

Not required in semiannual report filing.

Item 5. Audit Committee of Listed Registrants.

Not required in semiannual report filing.

Item 6. Schedule of Investments.

The Schedule is included as part of The Westport Funds Semiannual Report filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable in semiannual filing.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith, as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith, as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Westport Funds

By (Signature and Title)

/s/Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:  09/05/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:  09/05/2008

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date:  09/05/2008